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                            CIPHERGEN BIOSYSTEMS, INC

             FOURTH AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT




                                  MARCH 3, 2000

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                                TABLE OF CONTENTS

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                                                                                                                   PAGE
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SECTION 1 TERMINATION OF THE THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT....................................1

SECTION 2 RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS...............................................................2

         2.1      Restrictions on Transferability.....................................................................2
         2.2      Certain Definitions.................................................................................2
         2.3      Restrictive Legend..................................................................................3
         2.4      Notice of Proposed Transfer.........................................................................3
         2.5      Demand Registration Rights..........................................................................4
         2.6      Company Registration................................................................................6
         2.7      Form S-3 Registration Rights........................................................................7
         2.8      Expenses of Registration............................................................................8
         2.9      Registration Procedures.............................................................................8
         2.10     Indemnification.....................................................................................9
         2.11     Information by Holder..............................................................................11
         2.12     Rule 144 Reporting.................................................................................11
         2.13     Transfer of Registration Rights....................................................................12
         2.14     Termination of Registration Rights.................................................................12
         2.15     "Market Stand Off" Agreement.......................................................................13
         2.16     Inclusion of Common Stock Held by Founders.........................................................13
         2.17     Limitations on Subsequent Registration Rights......................................................13

SECTION 3 AFFIRMATIVE COVENANTS OF THE COMPANY.......................................................................13

         3.1      Financial Information..............................................................................13
         3.2      Inspection.........................................................................................14
         3.3      Assignment of Rights to Financial Information......................................................14
         3.4      Termination of Covenants...........................................................................14

SECTION 4 AFFIRMATIVE COVENANT OF INVESTORS; RIGHT OF FIRST REFUSAL..................................................15

         4.1      Confidential Information, etc......................................................................15
         4.2      Right of First Refusal.............................................................................15

SECTION 5 MISCELLANEOUS..............................................................................................16

         5.1      Governing Law......................................................................................16
         5.2      Successors and Assigns.............................................................................17
         5.3      Entire Agreement...................................................................................17
         5.4      Rights of Investors and Founders...................................................................17
         5.5      Notices, etc.......................................................................................17
         5.6      Counterparts.......................................................................................17
         5.7      Severability.......................................................................................17
         5.8      Approval of Amendments and Waivers.................................................................17
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                                       -i-
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                              CIPHERGEN BIOSYSTEMS

             FOURTH AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

         THIS FOURTH AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT (the "Agreement") is dated as of March 3, 2000 among CIPHERGEN BIOSYSTEMS, INC., a California corporation (the "Company"), with its principal office located at 490 San Antonio Road, Suite #201, Palo Alto, CA 94306, the undersigned holders of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (collectively, the "Preferred Stock"), any individual or entity which may hereafter become a party hereto pursuant to Section 5.8 of this Agreement (each, individually, an "Investor" and collectively, the "Investors") and Dean V. Ambrose, Edward O. Ansell, Steven M. Clark, Jonathan J. Kent and Stephen B.H. Kent (each, individually, a "Founder" and Collectively, the "Founders").

                                    RECITALS

         WHEREAS, the Company, and certain Investors and the Founders have entered into that certain Third Amended and Restated Investors Right Agreement, dated as of September 30, 1998, as amended (the "Third Amended Investors Rights Agreement"), which superseded the Second Amended Investors rights Agreement; and

         WHEREAS, the Company and certain Investors are entering into that certain Series E Stock Purchase Agreement (the "Series E Agreement") of even date herewith; and

         WHEREAS, as a condition of the closing of the financing provided for in the Series E Agreement, and as an inducement to the additional financing of the Company provided for therein, the Company and the Investors desire to amend and restate in full the various covenants and restrictions set forth in the Third Amended Investors Rights Agreement, in the form set forth herein;

         NOW, THEREFORE, in consideration of the mutual agreements, covenants and conditions contained herein, the parties hereby agree as follows:

                                    SECTION 1

                      TERMINATION OF THE THIRD AMENDED AND
                       RESTATED INVESTORS RIGHTS AGREEMENT

         1.1 The parties hereto agree that, upon execution of this Agreement by the Company and Investors holding at least a majority of the currently outstanding shares of Registrable Securities (as the terms "Investors" and "Registrable Securities" are defined in the Third Amended Investor Rights Agreement), the Third Amended Investors Rights Agreement shall be terminated with no further force or effect, and that this Agreement shall define the rights and obligations of the parties hereto on

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the subject matter hereof with respect to shares of Common Stock of the
Company (the "Common Stock") and Preferred Stock held by the Investors and Founders.

                                    SECTION 2

                  RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS

         2.1 RESTRICTIONS ON TRANSFERABILITY. The Preferred Stock (and any Common Stock into which the Preferred Stock may be converted) shall not be transferable except upon the conditions specified in this Agreement, which conditions are intended to insure compliance with the provisions of the Securities Act (as hereinafter defined), or upon such other terms as are in the opinion of counsel to the Company satisfactory to comply with the provisions of the Securities Act. Except for transfers made pursuant to Rule 144 of the Securities Act, each Holder (as hereinafter defined) will cause any proposed transferee of Preferred Stock (and any Common Stock into which the Preferred Stock may be converted) held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement and it will be a condition precedent to the effectiveness of any such transfer that the Company shall have secured a written agreement in form and substance satisfactory to the Company to that effect, if so requested by the Company.

         2.2 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

         "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "FORM S-3" shall mean Form S-3 under the Securities Act as in effect on the date of this Agreement, or any substantially similar, equivalent or successor form under the Securities Act.

         "FOUNDERS' ORIGINAL COMMON STOCK" shall mean that Common Stock listed on SCHEDULE A attached hereto.

         "HOLDER" shall mean any Investor or Founder, or any transferee of registration rights under Section 2.13 hereof, who then holds any outstanding Preferred Stock or Registrable Securities.

         "INVESTORS' ORIGINAL COMMON STOCK" shall mean that Common Stock listed on SCHEDULE B attached hereto.

         "REGISTER," "REGISTERED" AND "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         "REGISTRABLE SECURITIES" shall mean (i) shares of the Common Stock issued or issuable upon the conversion of the Preferred Stock which have not been sold to the public, (ii) shares of the Investors' Original Common Stock which have not been sold to the public, (iii) shares of the Common Stock issued upon any stock split, stock dividend, recapitalization, or similar event, which

                                       -2-
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have not been sold to the public, in respect of (a) shares of the Preferred
Stock, (b) shares of Common Stock issued or issuable upon the conversion of the Preferred Stock or (c) shares of Investors' Original Common Stock and
(iv) shares of Founders' Original Common Stock which have not been sold to the public and are included as Registrable Securities pursuant to Section 2.16, solely for the purposes set forth therein.

         "REGISTRATION EXPENSES" shall mean all expenses incurred in complying with Sections 2.5, 2.6 and 2.7 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

         "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear the legend set forth in Section 2.3 hereof or a legend substantially similar thereto and all shares of Founders' Original Common Stock and Investors' Original Common Stock.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the applicable sale.

         2.3 RESTRICTIVE LEGEND. Each certificate representing (i) the Preferred Stock, (ii) shares of the Common Stock issued upon conversion of the Preferred Stock or upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 2.4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable California or other state securities laws):

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION.

         2.4 NOTICE OF PROPOSED TRANSFER. The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 2.4. Prior to any proposed transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice

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shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except in transactions in compliance with Rule 144) by either (i) a written opinion of legal counsel who shall be reasonably satisfactory to the Company addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) (x) a "no action letter" from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by such staff that action be taken with respect thereto and (y) a copy of such holder's request (together with all supplements or amendments thereto) for such letter which shall have been provided to the Company at or prior to the time of first delivery to the Commission's staff, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as provided for above shall bear the appropriate restrictive legend set forth in Section 2.3 above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for the Company or counsel for such holder, which opinion and counsel shall be satisfactory to counsel for the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

         Notwithstanding the provisions above, no such opinion of counsel or "no action letter" shall be necessary for a transfer by an Investor (i) which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, or (ii) to an affiliate of an Investor if, in each case, the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

         2.5 DEMAND REGISTRATION RIGHTS.

                  (a) Commencing on the earlier of (i) six months after the effective date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public and (ii) February ___, 2004, if the Company shall receive a written request (specifying that it is being made pursuant to this Section 2.5) from Holders of more than fifty percent (50%) of the outstanding Registrable Securities then held by all Holders (the "Initiating Holders") that the Company file a registration statement or similar document under the Securities Act covering the registration of at least fifty percent (50%) of the then outstanding Registrable Securities or any lesser percentage if the anticipated aggregate offering proceeds, net of underwriting discounts and commissions would exceed $5,000,000, then the Company shall promptly notify all other Holders of such request and shall use its best efforts to cause all Registrable Securities that such Holders have requested, within 15 days after receipt of such written notice, be registered in accordance with this Section
2.5 to be registered under the Securities Act.

         Notwithstanding the foregoing, (i) the Company shall not be obligated to effect a registration pursuant to this Section 2.5 during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on a date sixty (60) days following the effective

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date of, a registration statement pertaining to an underwritten public offering of the Company's securities, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith and (ii) if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed one hundred twenty
(120) days; provided, however, that the Company shall not obtain such a deferral more than once in any twelve (12) month period.

         The Company shall be obligated to effect not more than two registrations pursuant to this Section 2.5; PROVIDED, HOWEVER, that such obligation shall be deemed satisfied only when a registration statement covering at least fifty-one percent (51%) of the Registrable Securities requested to be registered shall have become effective, and if the method of disposition is an underwritten offering, all such shares have been sold pursuant thereto.

                  (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their demand by means of an underwriting, they shall so advise the Company as part of their demand made pursuant to this Section 2.5, and the Company shall include such information in the notice referred to in Section 2.5(a). In such event, the right of any Holder to registration pursuant to this Section 2.5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein.

         The Company shall, together with all Holders proposing to distribute their securities through such underwriting, enter into an underwriting agreement in customary form with the underwriter or underwriters selected by a majority of interest of the Initiating Holders and reasonably satisfactory to the Company. Notwithstanding any other provision of this Section 2.5, if the underwriter shall advise the Company in writing that marketing factors (including, without limitation, an adverse effect on the per share offering price) require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities that would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated pro rata among such Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the foregoing underwriter's marketing limitation shall be included in such registration.

         If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the underwriter, and the Initiating Holders. The Registrable Securities so withdrawn shall also be withdrawn from registration. If by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other

                                       -5-
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Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 2.5.

         If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account (or for the account of other shareholders) in such registration if the underwriter so agrees and if the number of Registrable Securities that would otherwise have been included in such registration and underwriting will not thereby be limited.

         Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission without the approval of the Initiating Holders any other new registration statements with respect to its capital stock, whether for its own account or that of other shareholders, from the date of receipt of a notice from the Initiating Holders until the earlier of (i) 180 days from the date of receipt of such notice and (ii) the completion of the period of distribution of the registration contemplated thereby.

         2.6 COMPANY REGISTRATION.

                  (a) If, at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans on Form S-8 or similar forms which may be promulgated in the future or a registration on Form S-4 or similar forms which may be promulgated in the future relating solely to a Securities and Exchange Commission Rule 145 or similar transaction, the Company will (i) promptly give to each Holder written notice thereof and (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all Registrable Securities of such Holders as specified in a written request or requests made within 15 days after receipt of such written notice from the Company.

                  (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so indicate in the notice given pursuant to Section 2.6(a). In such event the right of any Holder to registration pursuant to this
Section 2.6 shall be conditioned upon such Holder's agreeing to participate in such underwriting and in the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company or by other holders exercising any demand registration rights. Notwithstanding any other provision of this Section 2.6, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities or other securities from such registration and underwriting (hereinafter an "Underwriter Cutback"). In the event of an Underwriter Cutback, the Company shall so advise all Holders and the other holders distributing their securities through such underwriting, and the number of Registrable Securities that may be

                                       -6-
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included in the registration and underwriting shall be allocated among the
Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         2.7 FORM S-3 REGISTRATION RIGHTS. After the Company's initial registered underwritten public offering, the Company shall use its best efforts to qualify for registration on Form S-3, and to that end the Company shall use its best efforts to comply with the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), within twelve (12) months following the effective date of the first registration of any securities of the Company for an underwritten registered public offering. After the Company has qualified for the use of Form S-3, and subject to the provisions of Section 2.14, each Holder shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by each such Holder), subject only to the following limitations:

                  (a) The Company shall not be obligated to cause a registration on Form S-3 to become effective prior to one hundred eighty
(180) days following the effective date of a Company initiated registration (other than a registration effected solely to qualify an employee benefit plan or to effect a business combination pursuant to Rule 145);

                  (b) The Company shall not be required to effect a registration pursuant to this Section 2.7 unless the Holder or Holders requesting such a registration propose to dispose of shares of Registrable Securities having an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least $1,000,000;

                  (c) The Company shall not be required to effect a registration pursuant to this Section 2.7 if the Company shall furnish to the requesting Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company or its shareholders for the registration statement to be filed at the date filing would be required, in which case the Company shall have an additional period of not more than one hundred twenty (120) days within which to file such registration statement; provided however, that the Company shall not use this right more than once in any twelve (12) month period;

                  (d) The Company shall not be required to maintain and keep any such registration on Form S-3 effective for a period exceeding one hundred and twenty (120) days from the effective date thereof; and

                  (e) The Company shall not be obligated to cause a registration on Form S-3 if in the prior twelve-month period the Company has caused a registration on Form S-3 to become effective pursuant to this
Section 2.7.

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         The Company shall give notice to all Holders of the receipt of a request for registration pursuant to this Section 2.7 and shall use its best efforts to cause all Registrable Securities that such Holders have requested, within 15 days after receipt of such written notice, be registered in accordance with this Section 2.7 to be registered under the Securities Act. Subject to the foregoing, the Company will use its best efforts to effect promptly any registration pursuant to this Section 2.7. The provisions of
Section 2.5(b) shall apply to any registration effected pursuant to this
Section 2.7

         2.8 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 2.5, 2.6 and 2.7 (exclusive of Selling Expenses but inclusive of the reasonable fees and expenses of one special counsel to the selling Holders) shall be borne by the Company. Notwithstanding anything to the contrary herein, the Company shall not be required to pay for any expenses of any registration proceeding under Section 2.5 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to have been registered, unless such Holders agree to forfeit their right to a demand registration pursuant to Section 2.5 (in which event such right shall be forfeited by all Holders). In the absence of such an agreement to forfeit, the Holders of Registrable Securities to have been registered shall bear all such expenses pro rata on the basis of the Registrable Securities to have been registered. Notwithstanding the foregoing, however, if at the time of the withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, of which the Company had knowledge at the time of the request, then the Holders shall not be required to pay any of said expenses and shall retain their rights pursuant to Section 2.5.

         2.9 REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

                  (a) Keep such registration, qualification or compliance effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

                  (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                  (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection

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therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering including, without limitation causing to be furnished to the Initiating Holders (i) a "cold comfort" letter of the Company's independent accountants as of the effective date of the registration statement as to such matters as customarily are covered in accountant's letters delivered to underwriters in underwritten public offerings and (ii) an opinion of counsel to the Company, as of the date of the closing of such underwritten public offering, in the form customarily provided by issuer's counsel in underwritten public offerings of securities. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement; and

                  (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court that is issued which suspends the effectiveness of the registration statement or of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         Notwithstanding any provision to the contrary in this Agreement, the Company shall not be required in connection with any registration pursuant to Sections 2.5, 2.6 or 2.7 to qualify shares in any state or jurisdiction which requires the Company to qualify to do business or to file a general consent to service of process.

         2.10 INDEMNIFICATION.

                  (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this
Section 2, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers and directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

                  (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and partners and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof) including any of the foregoing incurred in settlement of any litigation commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification, or compliance, and will reimburse the Company, such Holders, such directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigation, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the proceeds to each such Holder of Registrable Securities sold as contemplated herein. The liability of a Holder hereunder shall be several and not joint.

                  (c) Each party entitled to indemnification under this
Section 2.10 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense; provided, however, that an Indemnified Party

(together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential conflicts of interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party a release from all liability in respect of such claim or litigation.

                  (d) If the indemnification provided for in this Section
2.10 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  (e) The obligations of the Company and Holders under this
Section 2.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise.

         2.11 INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

         2.12 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

                  (a) Use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                  (b) Use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Exchange Act at any time after it has become subject to such reporting requirements;

                  (c) So long as a Holder owns any Restricted Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public) and of the Securities Act and the Securities Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

         2.13 TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted under Sections 2.5, 2.6 and 2.7 may be assigned or otherwise conveyed to a transferee or assignee of Registrable Securities, who shall be considered a "Holder" for purposes of this Section 2, provided that (a) such transfer is effected in accordance with applicable federal and state securities laws, (b) the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name, address and a reasonably detailed description of the principal business or occupation of said transferee or assignee and any such other information as is reasonably requested by the Company in order to carry out the intent of these provisions and identifying the securities with respect to which such registration rights are being assigned, (c) the Company reasonably determines that the proposed transferee or assignee is not a direct competitor or future competitor of the Company and (d) such transferee or assignee (i) is a Holder, (ii) is an affiliate of a Holder, including a wholly-owned subsidiary or constituent partner (including limited partners and partners who retire from a transferor partnership after the date hereof) of the transferring Holder, (iii) is a family member of the transferring Holder, (iv) is a trust for the benefit of an individual transferor or his family members, or (v) acquires at least 50,000 shares (as presently constituted) of the Registrable Securities held by the transferring Holder. No such transfer or assignment shall be valid or effective unless the proposed transferee or assignee expressly agrees to be subject to all of the provisions of this Agreement relating to such rights, including without limitation the provisions of Sections 2.10 and 2.15 of this Agreement.

         2.14 TERMINATION OF REGISTRATION RIGHTS. The registration rights granted pursuant to this Section 2 shall terminate as to any Holder upon the earlier of (i) the sixth anniversary of the effective date of the first registration statement filed by the Company covering an underwritten offering of its securities to the general public at an aggregate offering price of not less than $10,000,000 and at a public offering price equal to or exceeding $5.50 per share (as adjusted for any stock dividends, combinations, or splits with respect to such shares) and (ii) the date such Holder is able to immediately sell all Registrable Securities held or entitled to be held upon conversion by such Holder under Rule 144 during any 90-day period.

         2.15 "MARKET STAND OFF" AGREEMENT. Each Holder hereby agrees that it shall not, to the extent requested by the Company and an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose (other than to those who agree to be similarly bound) of any Registrable Securities or any other securities of the Company for a period of up to one hundred and eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that (i) such agreement shall only be applicable to the first such registration statement of the Company which covers shares (or securities) to be sold on its behalf to the public in an underwritten offering and (ii) all officers and directors of the Company enter into similar agreements.

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities and Common Stock of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such one hundred eighty (180) day period.

         2.16 INCLUSION OF COMMON STOCK HELD BY FOUNDERS. In connection with any registration effected pursuant to Section 2.6 hereof, each of the Founders, with respect to all Founders' Original Common Stock, shall be entitled to participate in such registration, on the same terms and conditions as Holders selling their Registrable Securities in such registration and, solely for purposes of Section 2.6, (i) each such Founder shall be entitled to all of the rights and shall be subject to all of the obligations applicable to a Holder in connection with such registration, including without limitation the provisions of Sections 2.10 and 2.15 of this Agreement, (ii) all such securities, and any shares of Common Stock issued in respect thereof upon any stock split, stock dividend, recapitalization or similar event, which have not been sold to the public, shall be deemed to be "Registrable Securities," (iii) all references to "Holder" in this Agreement shall be deemed to include such Founder for purposes of such registration and
(iv) any Underwriter Cutback shall apply pro rata to the shares so included by the Founders participating in such registration.

         2.17 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of Holders holding more than fifty percent (50%) of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to (i) require the Company to effect a registration or (ii) include any securities in any registration filed under Sections 2.5, 2.6 or 2.7 hereof unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not diminish the amount of Registrable Securities which are included in such registration, and such agreement includes the equivalent of Section 2.15 as a term.

                                    SECTION 3

                      AFFIRMATIVE COVENANTS OF THE COMPANY

         3.1 FINANCIAL INFORMATION. The Company will furnish the following reports to each Investor for so long as such Investor is a holder of (or is entitled to purchase under this Agreement) at least 100,000 shares of Preferred Stock or Common Stock issued upon conversion of the Preferred Stock or a combination thereof:

                  (a) As soon as practicable after the end of each fiscal year, and in any event within 90 days thereafter, audited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and surplus, consolidated statements of changes in financial position of the Company and its subsidiaries and consolidated statements of changes in stockholders' equity, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company; and

                  (b) As soon as practicable after the end of every fiscal quarter and in any event within 45 days thereafter, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarter, and consolidated statements of income, consolidated statements of changes in financial condition and consolidated statements of changes in stockholders' equity of the Company and its subsidiaries for such period, prepared in accordance with generally accepted accounting principals, subject to changes resulting from year-end audit adjustments.

         3.2 INSPECTION. The Company shall permit each Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor provided, however, that the Company shall not be obligated pursuant to this Section 3.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

         3.3 ASSIGNMENT OF RIGHTS TO FINANCIAL INFORMATION. The rights granted pursuant to this Section 3 may be assigned by Investors (or by any permitted transferee of any such rights) only in connection with the transfer to a single transferee of not less than 100,000 shares of Preferred Stock or Common Stock issued upon conversion thereof, or a combination thereof (including, for such purposes transfers by affiliates of a transferor) and only so long as (i) the Company is given notice of any such assignment within thirty (30) days of the date the same is effected, which notice shall disclose the name of such assignee and provide a reasonably detailed description of such assignee's business or principal occupation and the circumstances surrounding such assignment, (ii) the Company reasonably determines that the assignee is not a direct competitor or potential competitor of the Company and (iii) if the Company reasonably believes that it is necessary to protect proprietary information, the Company may require that the assignee execute a confidentiality agreement as a condition to receiving such information.

         3.4 TERMINATION OF COVENANTS. The covenants set forth in Section 3 shall terminate and be of no further force or effect after the earlier of (a) the date upon which the first registration statement filed by the Company under the Securities Act in connection with the firm commitment underwritten public offering of its securities at an aggregate offering price of not less than $10,000,000 and at a public offering price equal to or exceeding $5.50 per share (as adjusted for any stock dividends, combinations, or splits with respect to such shares) becomes effective, or (b) the date when none of the Preferred Stock is outstanding.

                                    SECTION 4

            AFFIRMATIVE COVENANT OF INVESTORS; RIGHT OF FIRST REFUSAL

         4.1 CONFIDENTIAL INFORMATION, ETC. Each Investor agrees that all information received by it pursuant to Section 3, and any other information relating to the Company's technology, processes or formulas that is disclosed by the Company to any Investor in writing and is marked "Confidential," shall be considered confidential information. Each Investor further agrees that it shall hold all confidential information relating to the Company in confidence and shall not disclose any such confidential information to any third party other than its counsel or accountants nor shall such Investor use such confidential information for any purpose other than evaluation of such Investor's investment in the Company; provided, however, that the foregoing obligation to hold in confidence and not to disclose confidential information shall not apply to any such information that (a) was known to the public prior to disclosure by the Company, (b) becomes known to the public through no fault of such Investor, (c) is disclosed to such Investor on a non-confidential basis by a third party having a legal right to make such disclosure or (d) is independently developed by such Investor.

         4.2 RIGHT OF FIRST REFUSAL. The Company hereby grants to each Purchaser (defined below) the right of first refusal to purchase its Pro Rata Share (defined below) of all (or any part) of any New Securities (defined below) that the Company may from time to time propose to sell and issue. Such Purchaser's "Pro Rata Share," for purposes of this right of first refusal, is the ratio of the number of shares of Common Stock (assuming conversion to Common Stock of all shares of the Preferred Stock) then held by such Purchaser to the total number of shares of Common Stock then outstanding (assuming conversion to Common Stock of all outstanding shares of the Company's Preferred Stock). This right of first refusal shall be subject to the following provisions:

                  (a) "PURCHASER" shall mean, with respect to any issuance of New Securities of the Company, each Founder who then holds any Founders' Original Common Stock and each Investor who then holds any Preferred Stock (or Common Stock issued upon conversion thereof).

                  (b) "NEW SECURITIES" shall mean any Common Stock or any series or class of preferred stock including the Preferred Stock of the Company, whether now authorized or not, and rights, options or warrants to purchase said Common Stock or preferred stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable for said Common Stock or preferred stock; provided, however, that "New Securities" does not include (i) securities issuable upon conversion of or with respect to preferred stock or any future series of preferred stock; (ii) securities issuable upon exercise of warrants to purchase up to an aggregate of 313,000 shares of Series B Preferred Stock, securities issuable upon exercise of warrants to purchase up to an aggregate of 83,400 shares of Series C Preferred Stock and securities issuable upon exercise of warrants to purchase up to an aggregate of 165,955 shares of Series D Preferred Stock; (iii) securities offered to the public pursuant to a registration statement filed under the Securities Act;

(iv) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization; (v) up to 5,825,000 shares of the Company's Common Stock (or related options or warrants) that are issued to directors, officers or employees of, or consultants to, the corporation pursuant to an agreement or an option or purchase plan or another director, officer, employee or consultant stock incentive program approved by the Board of Directors of the Company; (vi) shares of the Company's Common Stock that are issued in connection with technology licensing, corporate partnering, equipment leasing or similar or related transactions and (vii) shares of the Company's Common Stock or Preferred Stock issued in connection with any stock split, stock dividend, or recapitalization by the Company.

                  (c) In the event that the Company proposes to undertake an issuance of New Securities, it shall give each Purchaser written notice of its intention, describing the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same. Each Purchaser shall have five (5) days from the date of delivery of any such notice to agree to purchase its pro rata share of such New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

                  (d) In the event that Purchasers fail to exercise in full the right of first refusal within said five (5) day period, the Company shall have sixty (60) business days thereafter to sell (or enter into an agreement pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) business days from the date of said agreement) the New Securities respecting which the Purchasers' rights were not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event the Company has not sold the New Securities within said sixty (60) business day period (or sold and issued new Securities in accordance with the foregoing within sixty (60) business days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Purchasers in the manner provided above.

                  (e) The right of first refusal granted under this Agreement shall expire upon the closing of the Company's first underwritten public offering of Common Stock at an aggregate offering price of not less than $10,000,000 and at a public offering price equal to or exceeding $5.50 per share (as adjusted for any stock dividends, combinations, or splits with respect to such shares) pursuant to a registration statement declared effective under the Securities Act.

                  (f) This right of first refusal is nonassignable except to any other Purchaser or to any parent, subsidiary or general or limited partner or member of any Purchaser.

                                    SECTION 5

                                  MISCELLANEOUS

         5.1 GOVERNING LAW. This Agreement shall be governed by the laws of the State of California as applicable to contracts entered into and performed entirely within the State of California.

         5.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         5.3 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

         5.4 RIGHTS OF INVESTORS AND FOUNDERS. Each Investor and Founder shall have the absolute right to exercise or refrain from exercising any right or rights that such Investor or Founder may have by reason of this Agreement or the ownership of any Preferred Stock, including without limitation the right to consent to the waiver of any obligation of the Company under this Agreement to such Investor or Founder and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement affecting any such modification, and such Investor or Founder shall not incur any liability to any other Investor or holder of Preferred Stock or Founder with respect to exercising or refraining from exercising any such right or rights.

         5.5 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or facsimile or otherwise delivered by hand or by messenger, addressed (a) if to an Investor or Founder, at such Investor's or Founder's address set forth below or at such other address as such Investor or Founder shall have furnished to the Company in writing, (b) if to any other holder of Preferred Stock, at such address as such holder shall have furnished the Company in writing or (c) if to the Company, one copy shall be sent to its address set forth above and addressed to the attention of the Corporate Secretary and another copy shall be sent to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304,
Attention: Michael J. O'Donnell, Esq., or at such other addresses as the Company shall have furnished to the Investors and the Founders. All notices and other communications mailed or sent by facsimile pursuant to the provisions of this Section 5.5 shall be deemed delivered when mailed or sent by facsimile.

         5.6 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be enforceable against the party actually executing such counterpart, and which together shall constitute one instrument.

         5.7 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         5.8 APPROVAL OF AMENDMENTS AND WAIVERS. Any term of this agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and Investors (or their transferees) holding at least sixty-six and two-thirds percent (66 2/3%) of the then outstanding shares of Registrable Securities, excluding from the determination of such percentage (both in determining the total number of such shares outstanding and the number of such shares consenting or not consenting) all shares previously disposed of by

Investors or their transferees pursuant to one or more registration statements under the Securities Act or pursuant to Rule 144 thereunder; provided, however, that no such amendment or waiver shall adversely affect the right of any Founder to participate in registrations under Section 2.6 of this Agreement as provided for in Section 2.16 without such Founder's written consent; it being understood, however, that the amendment of this Agreement to increase the number of shares defined as Registrable Securities or to add additional parties as Investors shall be deemed not to adversely affect such right under Section 2.6. Any amendment, termination or waiver effected in accordance with this section shall be binding upon each Founder, each Investor, each of their transferees and the Company. Each Founder and each Investor acknowledges that, subject to the limitations contained in the first sentence of this Section 5.8, by the operation of this Section 5.8 the holders of sixty-six and two-thirds percent (66 2/3%) of the outstanding Registrable Securities may have the right and power to diminish or eliminate all rights of such Founder or such Investor under this Agreement as provided for above. Notwithstanding anything in this Agreement to the contrary, however, no written consent of the Investors or Founders shall be required to amend this Agreement to add additional parties to this Agreement as Investors who are purchasers at Subsequent Closings of the Series E Agreement pursuant to Section 1.3 of the Series E Agreement.




                           [INTENTIONALLY LEFT BLANK]

         The foregoing Agreement is hereby executed as of the date first above written.

THE COMPANY:

CIPHERGEN BIOSYSTEMS, INC.

By:
   -----------------------------

Title:
      --------------------------























    (SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT)

THE INVESTORS:



ATLAS VENTURE FUND V,L.P.

By:  Atlas Venture Associates V, L.P.
        its general partner

   By:  Atlas Venture Associates V, Inc.
        Its general partner





--------------------------------
Vice President



ATLAS VENTURE PARALLEL FUND V-A.C.V.

By:  Atlas Venture Associates V, L.P.
        its general partner

By:  Atlas Venture Associates V, Inc.
        Its general partner





--------------------------------
Vice President



ATLAS VENTURE PARALLEL FUND V-B C.V.

By:  Atlas Venture Associates V, L.P.
        its general partner

By:  Atlas Venture Associates V, Inc.
        Its general partner





--------------------------------
Vice President



    (SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT)

ATLAS VENTURE ENTREPRENEURS' FUND V,L.P.

By:  Atlas Venture Associates V, L.P.
        its general partner

By:  Atlas Venture Associates V, Inc.
        Its general partner





-----------------------
Vice President





MORGAN STANLEY DEAN WITTER

VENTURE PARTNERS IV, L.P.

By:    MSDW VENTURE PARTNERS IV, LLC,
       AS GENERAL PARTNER

By:    MSDW VENTURE PARTNERS IV, INC.,
       AS MEMBER





By:
     --------------------------------
       Name:

       Title:



By:
     --------------------------------

       Name:

       Title:


    (SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT)

ESSEX PRIVATE PLACEMENT FUND III - A, Limited Partnership

By:  Essex Investment Management Company, LLC its General Partner


By:
   ----------------------------------

Title:
      -------------------------------



ESSEX PRIVATE PLACEMENT FUND III - B, Limited Partnership

By:  Essex Investment Management Company, LLC its General Partner


By:
   ----------------------------------

Title:
      -------------------------------



ORBIMED ADVISORS, LLC


By:
   ----------------------------------

Title:
      -------------------------------



AP ANLAGE Private Bank AG


By:
   ----------------------------------

Title:
      -------------------------------


    (SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT)

CLARIDEN BANK. a CREDIT SUISSE GROUP company


By:
   ----------------------------------

Title:
      -------------------------------



AMADEUS CAPITAL PARTNERS LIMITED


By:
   ----------------------------------

Title:
      -------------------------------



PENTECH FINANCIAL SERVICES, INC.


By:
   ----------------------------------

Title:
      -------------------------------



CHINA DEVELOPMENT INDUSTRIAL BANK INC.


By:
   ----------------------------------

Title:
      -------------------------------


    (SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT)

FIRST BIO VENTURE CAPITAL CORPORATION of Cheng Xin Venture Capital Corp


By:
   ----------------------------------

Title:
      -------------------------------



CENTRAL INVESTMENT HOLDING (B.V.I.) CO., LTD.


By:
   ----------------------------------

Title:
      -------------------------------



GRAND CAPITAL INTERNATIONAL LIMITED of Bank SinoPac


By:
   ----------------------------------

Title:
      -------------------------------



MDS, INC.


By:
   ----------------------------------

Title:
      -------------------------------




    (SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT)

S. R. ONE, LIMITED


By:
   ----------------------------------

Title:
      -------------------------------



MDS LIFE SCIENCES TECHNOLOGY BARBADOS INVESTMENT TRUST


By:
   ----------------------------------

Title:
      -------------------------------



MDS LIFE SCIENCES TECHNOLOGY FUND LIMITED PARTNERSHIP, by its General Partner, MDS Life Sciences Technology Fund (GP) Inc.


By:
   ----------------------------------

Title:
      -------------------------------



MDS LIFE SCIENCES TECHNOLOGY FUND USA, L.P.
by its General Partner, MDS Capital USA (GP) Inc.


By:
   ----------------------------------

Title:
      -------------------------------




    (SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT)

THE HEALTH CARE AND BIOTECHNOLOGY VENTURE FUND by its Manager, MDS Capital Corp


By:
   ----------------------------------

Title:
      -------------------------------



STANFORD RESEARCH SYSTEMS


By:
   ----------------------------------

Title:
      -------------------------------



WILLIAM R. GREEN


By:
   ----------------------------------

Title:
      -------------------------------



JAMES AND LINDA GINSBURG


By:
   ----------------------------------

Title:
      -------------------------------



FALCON TECHNOLOGY PARTNERS, L.P.


By:
   ----------------------------------

Title:
      -------------------------------



    (SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT)

FORWARD VENTURES II, L.P.


By:
   ----------------------------------

Title:
      -------------------------------



ICNA, LTD.


By:
   ----------------------------------

Title:
      -------------------------------



JOHN A. YOUNG, TRUSTEE for the Young
       Family Trust


By:
   ----------------------------------

Title:
      -------------------------------



DIANA K. YOUNG


By:
   ----------------------------------

Title:
      -------------------------------



GREGORY S. YOUNG


By:
   ----------------------------------

Title:
      -------------------------------


    (SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT)

JOHN PETER YOUNG


By:
   ----------------------------------

Title:
      -------------------------------



HLM/ CB FUND L.P.


By:
   ----------------------------------

Title:
      -------------------------------



TURTLE & COMPANY c/o Nuland & Arshad, Inc.


By:
   ----------------------------------

Title:
      -------------------------------



HOOVER ASSOCIATES


By:
   ----------------------------------

Title:
      -------------------------------



THE MACKOWSKI FAMILY TRUST
      c/o Mackowski & Shepler


By:
   ----------------------------------

Title:
      -------------------------------


    (SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT)

WATERVIEW TRUST


By:
   ----------------------------------

Title:
      -------------------------------



JOHNATHAN J. KENT


By:
   ----------------------------------

Title:
      -------------------------------



DANIEL VAPNEK


By:
   ----------------------------------

Title:
      -------------------------------



GUARANTEE TRUST COMPANY FBO
      Lenita L. Rich IRA, Dated 8-2-91, No. 20186123 BT Alex Brown


By:
   ----------------------------------

Title:
      -------------------------------



ONE AND COMPANY
     as Nominee for Welch & Forbes c/o Charles Haydock


By:
   ----------------------------------

Title:
      -------------------------------


    (SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT)

DEAN V. AMBROSE


By:
   ----------------------------------

Title:
      -------------------------------



EDWARD O. ANSELL


By:
   ----------------------------------

Title:
      -------------------------------



ROBERT SHEPLER c/o Mackowski & Shepler


By:
   ----------------------------------

Title:
      -------------------------------



PETER F. DRAKE c/o Prudential Vector Healthcare


By:
   ----------------------------------

Title:
      -------------------------------



ROBERT AND LORI LUTHER


By:
   ----------------------------------

Title:
      -------------------------------


    (SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT)

IKIKO CORPORATION c/o Nuland & Arshad, Inc.


By:
   ----------------------------------

Title:
      -------------------------------



ANTHONY J. SINSKEY c/o Department of Biology


By:
   ----------------------------------

Title:
      -------------------------------



R. ANGUS WEST c/o The Boston Family Office. L.L.C.


By:
   ----------------------------------

Title:
      -------------------------------



MICHAEL G. AND OLWEN PAGE c/o Prudential Vector Healthcare


By:
   ----------------------------------

Title:
      -------------------------------



ROBERT A. SHAW AND MAUREEN MCLAUGHLIN, Trustees UTD 12-14-90


By:
   ----------------------------------

Title:
      -------------------------------


    (SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT)

                                   SCHEDULE A

                         FOUNDERS' ORIGINAL COMMON STOCK

SHAREHOLDER                                     ISSUE DATE            NUMBER OF SHARES
-----------                                     ----------            ----------------
Dean V. Ambrose                                  12/27/93                 31,648

Edward O. Ansell                                 12/27/93                 31,648

Steven M. Clark                                  12/27/93                 107,500

Jonathan J. Kent                                 12/27/93                 153,889

Stephen B. H. Kent                               12/27/93                 250,000








    (SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT)

                                   SCHEDULE B

                        INVESTORS' ORIGINAL COMMON STOCK

SHAREHOLDER                                     ISSUE DATE            NUMBER OF SHARES
-----------                                     ----------            ----------------
S.R. One, Limited                                12/29/93                 100,000

Forward Ventures II, L.P.                        12/29/93                  75,000


























    (SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT)